Exhibit 99.1

For Immediate Release

Local.com® Reports Preliminary Second Quarter 2009 Financial Results

Complete earnings release and conference call scheduled for July 30, 2009

IRVINE, CA, July 15, 2009 — Local.com Corporation (NASDAQ: LOCM), a leading local search site and network, today announced that based on unaudited preliminary results for the three months ended June 30, 2009, the company expects revenue to be between $13.4 and $13.7 million, exceeding the high end of its prior guidance of $13.2 million.

The company also said it expects Adjusted Net Income to be between $700,000 and $1,000,000, or between $0.05 and $0.07 per diluted share, which also exceeds the high end of prior guidance of $400,000, or $0.03 per diluted share.

These unaudited preliminary revenue and earnings results are, in accordance with normal procedures, subject to further review and completion by the company.

The company will conduct a conference call with analysts and investors at 4:30 p.m. ET on Thursday, July 30, 2009, following the release of its complete second quarter 2009 financial results. Heath Clarke, chairman and chief executive officer, Bruce Crair, president and chief operating officer, and Brenda Agius, chief financial officer, will host the call and discuss the company’s results and outlook going forward.

Investors and analysts can participate in the call by dialing 1-800-435-1261 or 1-617-614-4076, passcode # 73461443. To listen to the webcast, or to view the press release, please visit the Investor Relations section of the Local.com website at: http://ir.local.com. Institutional investors can access the call via Thomson/CCBN’s password-protected event management site, StreetEvents at www.streetevents.com.

The replay can be accessed for approximately one week starting at 7:00 p.m. ET the day of the call by dialing 1-888-286-8010 or 1-617-801-6888, passcode # 17405668.

A replay of the webcast will be available for approximately 90 days at the company’s website, starting approximately one hour after the completion of the call.

Adjusted Net Income is defined as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges and non-recurring charges.

An explanation of the company’s use of non-GAAP financial measures, including the limitations of such measures relative to GAAP measures is included below.

For more information on the company please visit: http://corporate.local.com.

About Local.com®

Local.com (NASDAQ: LOCM) owns and operates a leading local search site and the largest private label, local search network in the United States. The company uses patented technologies to provide over 20 million consumers each month with the most relevant search results for local businesses, products and services on Local.com and over 700 regional media sites. Businesses can target ready-to-purchase consumers using a variety of advertising products. To advertise, or for more information visit: www.local.com.

Forward Looking Statements

All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this report, words such as ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘plans,’ ‘expect,’ ‘intend,’ ‘projects’ and similar expressions and phrases, as they relate to Local.com or our management, identify forward-looking statements, including, for example, the forward-looking statements with respect to our preliminary estimates of our revenue and earnings for the second quarter of fiscal 2009. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, to be materially different from any future results expressed or implied by the forward-looking statements. In particular, our current preliminary estimates of revenues and earnings for the second quarter of fiscal 2009 remain subject to review by our finance organization and independent registered public accountants. Actual reported second quarter 2009 revenue and earnings results could vary significantly from our current expectations based on additional or revised information, subsequent events, completion of the aforementioned reviews, and other factors. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to monetize the Local.com domain, incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, successfully expand and implement our outsourced, direct subscription advertising sales efforts, increase the number of businesses that purchase our subscription advertising products, expand our advertiser and distribution networks, integrate and effectively utilize our acquisitions’ technologies, assets, and operations, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company.

Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Non-GAAP Financial Measures

This press release includes the non-GAAP financial measure of “Adjusted Net Income” which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges and non-recurring charges. Adjusted Net Income, as defined above, is not a measurement under GAAP. Adjusted Net Income is reconciled to net loss and loss per share which we believe are the most comparable GAAP measures.

Management believes that Adjusted Net Income provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted Net Income in evaluating the overall performance of the company’s business operations.

A limitation of non-GAAP Adjusted Net Income is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net Income provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP, it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

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Media and Investor Relations Contact:

Cameron Triebwasser
Local.com
949-789-5223
ctriebwasser@local.com

LOCAL.COM CORPORATION
RECONCILIATION OF EXPECTED NET LOSS TO EXPECTED ADJUSTED NET INCOME
(in thousands, except per share amounts)
(Unaudited)

Three Months
Ended June 30,
2009
Expected GAAP net loss	($700 - $400)

Plus depreciation and amortization	900K
Plus stock compensation	500K

Expected Adjusted Net Income	$700 - $1,000

GAAP net loss per share	($0.05 - $0.03)
Adjusted Net Income per share	$0.05 - $0.07

Basic weighted average shares outstanding (GAAP net loss)	14,300
Diluted weighted average shares outstanding (Adjusted Net Income)	14,700